Exhibit 4.8.1

Schedule of School Sponsors’ Power of Attorney

One or more school sponsors signed a power of attorney using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Sponsor	Unified Credit Code	Percentage of Sponsor Interest	School	Signing Date
1	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Resort District Hengshui Experimental Secondary School	December 13, 2018
2	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Chenggong Experimental Secondary School	December 13, 2018
3	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Yiliang Experimental Secondary School	December 13, 2018
4	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Qujing Hengshui Experimental Secondary School	December 13, 2018
5	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Yuxi Hengshui Experimental High School	December 13, 2018
6	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Experimental Secondary School—Xishan School	December 13, 2018
7	Ordos Hengyue Education Technology Co., Ltd.	91150602MA0NENBT4P	100%	Ordos Hengshui Experimental High School	December 13, 2018
8	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Long-Spring Foreign Language Secondary School	December 13, 2018
9	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Zhongchuang Education Tutorial School	December 13, 2018
10	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Xinping Hengshui Experimental Middle School	January 12, 2021
11	Shanxi Long-Spring Enterprise Management Co., Ltd.	91140200MA0KKN7CX9	56%	Datong Hengshi Gaokao Tutorial School	January 12, 2021
12	Yunnan Bainian Long-Spring Technology Co., Ltd.	91530111MA6PGFBRX	56%	Yunnan Hengshui Wenshan Experimental High School	January 12, 2021
13	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Yunnan Hengshui Qiubei Experimental High School	January 12, 2021
14	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Mengla Hengshui Experimental High School	January 12, 2021
15	Long-Spring Education Holding Group Limited	91530121582368402N	100%	Zhenxiong Long-Spring Advanced Secondary School	February 9, 2022